Note I - Income Taxes: Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Details
Deferred Tax Assets, Operating Loss Carryforwards	$ 6,957,840	$ 5,599,328
Statutory Tax Rate	35.00%	35.00%
Deferred Tax Assets, Net of Valuation Allowance	$ 2,435,244	$ 1,959,765
Deferred Tax Assets, Valuation Allowance	$ (2,435,244)	$ (1,959,765)